As filed with the Securities and Exchange Commission on September 14, 2001
Securities Act File No. 333-66481
Investment Company Act File No. 811-08797

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 3	[X]

and/ or REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 25	[X]

(Check appropriate box or boxes)

MERCURY U.S. LARGE CAP FUND

of Mercury Funds, Inc.
(Exact name of Registrant as specified in charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (888) 763-2260

JEFFREY M. PEEK

P.O. Box 9011
Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

     Copies to:

Counsel for the Fund: JOEL H. GOLDBERG, Esq. Shearman & Sterling 599 Lexington Avenue New York, New York 10022	and	ROBERT E. PUTNEY, III, Esq. P.O. Box 9011 Princeton, New Jersey 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is	proposed that this filing will become effective

[X] immediately upon filing pursuant to paragraph (b)
[  ] on (date) pursuant to paragraph (b)
[  ] 60 days after filing pursuant to paragraph (a)(1)
[  ] on (date) pursuant to paragraph (a)(1)
[  ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Mercury Master Trust has also executed this Registration Statement.

Table of Contents

PAGE

FUND FACTS

About the Mercury U.S. Large Cap Fund	2

Risk/Return Bar Chart	4

Fees and Expenses	5

ABOUT THE DETAILS

How the Fund Invests	7

Investment Risks	9

ACCOUNT CHOICES

Pricing of Shares	14

How to Buy, Sell, Transfer and Exchange Shares	20

Fee-Based Programs	25

THE MANAGEMENT TEAM

Management of the Fund	27

Master/Feeder Structure	28

Financial Highlights	29

TO LEARN MORE

Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover
MERCURY U.S. LARGE CAP FUND

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Large Cap Companies  — companies whose market capitalization is at least $5 billion under current market conditions. The Fund’s definition of large cap companies may be increased in response to changes in the market.

Common Stock — securities representing shares of ownership of a corporation.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

Convertible Securities  — fixed-income securities, such as bonds or preferred stocks, that are exchangeable for shares of common stocks of the issuer or another company.

Fund Facts
ABOUT THE MERCURY U.S. LARGE CAP FUND

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

What are the Fund’s main investment strategies?

The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. that Fund management believes are undervalued or have good prospects for earnings growth. The Fund may also invest up to 10% of its assets in stocks of companies located in Canada. A company’s stock is considered to be undervalued when its price is less than what Fund management believes it is worth. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. The Fund may purchase common stock, preferred stock, convertible securities and other instruments.

The Fund invests all of its assets in a Portfolio of Mercury Master Trust that has the same goals as the Fund. All investments will be made at the level of the Portfolio. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the underlying Portfolio in which it invests. For simplicity, this Prospectus uses the term “Fund” to include the underlying Portfolio in which the Fund invests.

We cannot guarantee that the Fund will achieve its objective.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because the U.S. stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. The Fund is also subject to the risk that the stocks the Fund’s adviser selects will underperform the stock markets or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

2	MERCURY U.S. LARGE CAP FUND

Fund Facts

In addition, because the Fund invests up to 10% of its assets in securities of Canadian companies, the Fund is subject to additional risks. For example, the Fund’s securities may go up or down in value depending on changes in the Canadian stock market, the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities.

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are investing with long-term goals, such as retirement or funding a child’s education

•	Want a professionally managed and diversified portfolio

•	Are not looking for current income

•	Are prepared to receive taxable short-term capital gains

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth

MERCURY U.S. LARGE CAP FUND
3

Fund Facts

RISK/RETURN BAR CHART

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for Class B shares for the period shown. Sales charges are not reflected in the bar chart. If these amounts were reflected, the return would be less than that shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.66% (quarter ended March 31, 2000) and the lowest return for a quarter was (11.32%) (quarter ended December 31, 2000). The Fund’s year-to-date return as of June 30, 2001 was (10.33%).

Average Annual Total Returns		Past	Since
(as of December 31, 2000)		One Year	Inception

Mercury US Large Cap Fund*	Class A	(20.27%)	(1.60	%)†
S&P 500 Index**		(9.10%)	2.89	%***

Mercury US Large Cap Fund*	Class B	(19.67%)	(1.59	%)†
S&P 500 Index**		(9.10%)	2.89	%***

Mercury US Large Cap Fund*	Class C	(17.23%)	0.46	%†
S&P 500 Index**		(9.10%)	2.89	%***

Mercury US Large Cap Fund*	Class I	(20.07%)	(1.34	%)†
S&P 500 Index**		(9.10%)	2.89	%***

*	Includes all applicable fees and sales charges.

†	Inception date is January 29, 1999.

**	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Past performance is not predictive of future performance.

***	Performance data is as of January 31, 1999.

4	MERCURY U.S. LARGE CAP FUND

Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses  — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisors, securities dealers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class I		Class A		Class B(b)

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25	%(c)	5.25	%(c)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	4.00%	(c)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None

Redemption Fee	None		None		None

Exchange Fee	None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)(e):

Management Fee(f)	0.50%		0.50%		0.50%

Distribution and/or Service (12b-1) Fees(g)	None		0.25%		1.00%

Administrative Fees(i)	0.15%		0.15%		0.15%

Other Expenses (including transfer agency fees)(h)	0.16%		0.16%		0.18%

Total Other Expenses	0.31%		0.31%		0.33%

Total Annual Fund Operating Expenses	0.81%		1.06%		1.83%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Shareholder Fees (fees paid directly from your investment)(a):	Class C

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	(c)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)(e):

Management Fee(f)	0.50%

Distribution and/or Service (12b-1) Fees(g)	1.00%

Administrative Fees(i)	0.15%

Other Expenses (including transfer agency fees)(h)	0.19%

Total Other Expenses	0.34%

Total Annual Fund Operating Expenses	1.84%

(a)	In addition, certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares. See “Account Choices — How to Buy, Sell, Transfer and Exchange Shares.”

(b)	Class B shares automatically convert to Class A shares approximately eight years after you buy them and will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)	The fees and expenses include the expenses of both the Fund and the Fund’s share of expenses of the Portfolio it invests in.

(f)	Paid by the Portfolio. The Investment Adviser pays the sub-adviser out of this fee.

(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(h)	The Transfer Agent is an affiliate of the Investment Adviser. The Fund pays the Transfer Agent a fee for each shareholder account and reimburses it for out-of-pocket expenses. Effective July 19, 2001, the fee ranges from $16.00 to $23.00 per account (depending on the level of services required), but is set at 0.10% for certain accounts that participate in certain fee-based programs. For the fiscal year ended May 31, 2001, the Fund paid the Transfer Agent fees totaling $796,528. The Fund and the Portfolio each entered into an agreement with State Street Bank and Trust Company (“State Street”) effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund and the Portfolio. For the period

(footnotes continued on next page)

MERCURY U.S. LARGE CAP FUND
5

Fund Facts
(footnotes continued from previous page)

January 1, 2001 through May 31, 2001, the Portfolio paid State Street $94,332 and the Fund paid no fees under this agreement. Prior to January 1, 2001, the Administrator and the Investment Adviser provided accounting services to the Fund and the Portfolio, respectively, at their cost, and the Fund and the Portfolio reimbursed the Administrator and the Investment Adviser, respectively, for the cost of these services. The Administrator and the Investment Adviser continue to provide certain accounting services to the Fund and the Portfolio. The Fund and the Portfolio reimburse the Administrator and the Investment Adviser, respectively, for the cost of such services. For the fiscal year ended May 31, 2001, the Fund reimbursed the Administrator an aggregate of $1,626 for the above-described services. For the fiscal year ended May 31, 2001, the Portfolio reimbursed the Investment Adviser an aggregate of $148,536 for the above-described services.

(i)	Paid by the Fund.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	Class I	Class A	Class B		Class C

One Year	$603	$627	$586		$287

Three Years	$770	$845	$876		$579

Five Years	$951	$1,179	$1,191		$995

Ten Years	$1,474	$1,751	$1,951	*	$2,159

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	Class I	Class A	Class B		Class C

One Year	$603	$627	$186		$187

Three Years	$770	$845	$576		$579

Five Years	$951	$1,079	$990		$995

Ten Years	$1,474	$1,751	$1,951	*	$2,159

*	Assumes conversion to Class A shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.

6	MERCURY U.S. LARGE CAP FUND

About the Portfolio Management Team — The Fund is managed by members of a team of 17 investment professionals who participate in the team’s research process and stock selection. The senior investment professionals in this group include Richard Boon, Ben Gore, Olivier Parein and Michael Russell. Richard Boon is primarily responsible for the day-to-day management of the Fund’s portfolio.

About the Investment Adviser — Mercury Advisors is the Investment Adviser.

About the Details
HOW THE FUND INVESTS

The Fund’s main objective is long-term capital growth. The Fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The Fund may also invest up to 10% of its assets in equity securities of companies located in Canada. In selecting securities, the Fund emphasizes those securities that Fund management believes are undervalued or have good prospects for earnings growth.

The Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities of large cap companies located in the U.S. The Fund may also invest in equity securities of companies of any market capitalization located in Canada and of small or medium capitalization companies located in the U.S. Normally, Canadian investments will represent 10% or less of the Fund’s assets. A company’s market capitalization may go up or down due to market fluctuations. The Fund will not sell a company’s securities because that company’s market capitalization drops below $5 billion or another amount set by the Fund. Equity securities consist of:

• Common Stock
• Preferred Stock

•	Securities convertible into Common Stock

•	Derivative securities such as options (including warrants) and futures, the value of which is based on a common stock or group of common stocks

The Fund considers a company to be “located” in the U.S. or Canada if:

•	It is legally organized in the U.S. or Canada, or
•	The primary trading market for its securities is located in the U.S. or Canada, or
•	At least 50% of the company’s (and its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located in the U.S. or Canada during one of the last two fiscal years.

Under this definition a “foreign” company (a company organized or trading outside the U.S. or Canada, or with substantial operations outside the U.S. or Canada) may be considered to be “located” in the U.S. or Canada.

MERCURY U.S. LARGE CAP FUND
7

About the Details

A company’s stock is considered to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. Fund management feels a company’s worth can be assessed by several factors, such as:

• financial resources
• value of assets
• sales and earnings growth
• product development
• quality of management
• overall business prospects

A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. The Fund may invest in debt securities that are issued together with a particular equity security. The Fund may invest in derivatives to hedge (protect against price movements) or to enable it to reallocate its investments more quickly than it could by buying and selling the underlying securities. The derivatives that the Fund may use include futures, forwards, options, indexed and inverse securities and swaps. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to hedge and may choose not to do so.

The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund does not consider potential tax consequences to Fund shareholders when it sells securities.

The Fund will normally invest almost all of its assets as described above. The Fund may, however, invest in short-term instruments, such as money market securities and repurchase agreements, to meet redemptions. The Fund may also, without limit, make short-term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when the Fund believes it is advisable to do so (on a temporary defensive basis). Short term investments and temporary defensive positions may limit the potential for growth in the value of your shares and the Fund may, therefore, not achieve its investment objective.

8	MERCURY U.S. LARGE CAP FUND

About the Details

The Fund may use many different investment strategies and it has certain investment restrictions, all of which are explained in the Fund’s Statement of Additional Information.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals, or that the Fund’s performance will be positive over any period of time.

Market and Selection Risk

Market risk is the risk that the U.S. or Canadian stock markets in which the Fund invests will go down in value, including the possibility that the U.S. or Canadian stock markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indicies or other funds with similar investment objectives and investment strategies.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities

Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

MERCURY U.S. LARGE CAP FUND
9

About the Details

Rule 144A Securities

Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Canadian Investment and Securities Risks

Canadian investment risk is the risk that the Fund’s Canadian securities may go up or down in value depending on the fluctuations in the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and changes in U.S. and Canadian laws relating to investments in Canada.

Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. Canada’s economy depends heavily on exports to the U.S., Canada’s largest trading partner. The Canadian economy relies strongly on the production and processing of natural resources. Historically, natural resource prices have been volatile. Demand by many citizens of the Province of Quebec for secession from Canada may significantly impact the Canadian economy.

•	The costs of Canadian securities transactions tend to be higher than those of U.S. transactions.

•	The Canadian securities market has different clearance and settlement procedures, which may cause delays. This means that the Fund’s assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to dispose of a security because of these delays.

Foreign Security Risks

The Fund defines companies located in the U.S. or Canada broadly. As a result, the Fund’s investments may include companies organized, traded or having substantial operations outside the U.S. or Canada. This may expose the Fund to risks associated with foreign investments.

•	The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.

•	These holdings may be adversely affected by foreign government action.

•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings.

10	MERCURY U.S. LARGE CAP FUND

About the Details

Borrowing and Leverage

The use of borrowing can create leverage. Leverage increases the Fund’s exposure to risk by increasing its total investments. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, and the Fund’s investments go down in value, the Fund’s losses will be magnified. Borrowing will cost the Fund interest expense and other fees.

Certain securities that the Fund buys may create leverage, including, for example, options and indexed and inverse securities. Like borrowing, these investments may increase the Fund’s exposure to risk.

Derivatives

The Fund may use derivative instruments, including futures, forwards, options, indexed and inverse securities and swaps. Derivatives may allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

•	Index risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed

MERCURY U.S. LARGE CAP FUND
11

About the Details

securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and could be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Convertibles

Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Debt Securities

Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

12	MERCURY U.S. LARGE CAP FUND

About the Details

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY U.S. LARGE CAP FUND
13

Account Choices
PRICING OF SHARES

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. The class of shares you should choose will be affected by the size of your investment and how long you plan to hold your shares. Your financial advisor or other financial intermediary can help you determine which pricing option is best suited to your personal financial goals.

For example, if you select Class I or Class A shares you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of the Investment Adviser.

14
MERCURY U.S. LARGE CAP FUND

          Account Choices

To better understand the pricing of the Fund’s shares, we have summarized the information below:

	Class I	Class A	Class B	Class C

Availability?	Limited to certain investors including: • Current Class I shareholders
• Certain Retirement Plans
• Participants in certain sponsored programs
	• Certain affiliates or customers of selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. No Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.

Conversion to Class A shares?	N/A	N/A	Yes, automatically after approximately eight years.	N/A

                                               MERCURY U.S. LARGE CAP FUND
15

Right of Accumulation  — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

Account Choices

Class I and Class A Shares — Initial Sales Charge Options

If you select Class I or Class A shares, you will pay a sales charge at the time of purchase as shown in the following table.

			Dealer
			Compensation
	As a % of	As a % of	as a % of
Your Investment	Offering Price	Your Investment*	Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

**	If you invest $1,000,000 or more in Class I or Class A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I or Class A shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or Class A shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent
•	Certain trusts managed by banks, thrifts or trust companies, including those affiliated with Mercury Advisors or its affiliates
•	Certain employer-sponsored retirement or savings plans
•	Certain investors, including directors or trustees of mutual funds sponsored by Mercury Advisors or its affiliates, employees of Mercury Advisors and its affiliates and employees or customers of selected dealers

16	MERCURY U.S. LARGE CAP FUND

Account Choices

•	Certain fee-based programs managed by Mercury Advisors or its affiliates

•	Certain fee-based programs managed by selected dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates
•	Purchases through certain financial advisors, selected dealers, brokers, investment advisers, service providers and other financial intermediaries that have an agreement with the Distributor or its affiliates
•	Purchases through certain accounts over which Mercury Advisors or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares. Your financial advisor or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial advisor, selected securities dealer, other financial intermediary, or the Fund’s Transfer Agent at 1-888-763-2260.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees may increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

MERCURY U.S. LARGE CAP FUND
17

Account Choices

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Mercury funds may not all have identical deferred sales charge schedules. If you exchange your shares for the shares of another Mercury fund, the higher charge, if any, will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old
•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers
•	Redemption in connection with participation in certain fee-based programs managed by Mercury Advisors or its affiliates

•	Redemption in connection with participation in certain fee-based programs managed by selected dealers or other financial intermediaries that have agreements with the Distributor or its affiliates, or in connection with involuntary termination of an account in which Fund shares are held

•	Withdrawals following shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

18	MERCURY U.S. LARGE CAP FUND

Account Choices

•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight-year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

MERCURY U.S. LARGE CAP FUND
19

Account Choices

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial advisor, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial advisor or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

20	MERCURY U.S. LARGE CAP FUND

Account Choices

If you want to	Your choices	Information important for you to know

Buy shares	First, select the share class appropriate for you	Refer to the pricing of shares table on page 15. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except:
• $500 for certain fee-based programs
• $100 for retirement plans
(The minimums for initial investments may be waived or reduced under certain circumstances.)

	Have your financial advisor, selected securities dealer, or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Generally, any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. The fees charged by other securities dealers or financial intermediaries may be higher or lower.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-888-763-2260 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to your investment	Purchase additional shares	The minimum investment for additional purchases is generally $100 for all accounts except:
• $50 for certain fee-based programs
• $1 for retirement plans
(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

Participate in the automatic investment plan	You may invest a specific amount in the Fund on a periodic basis through your securities dealer or other financial intermediary:
• The current minimum for such automatic investments is $100. The minimum may be waived or revised under certain circumstances.

MERCURY U.S. LARGE CAP FUND
21

          Account Choices

If you want to	Your choices	Information important for you to know

Transfer shares to another securities dealer or other financial intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charges.

Sell your shares	Have your financial advisor, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. Generally, for your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Certain securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fees charged by other securities dealers or financial intermediaries may be higher or lower.

The Fund may reject an order to sell shares under certain circumstances.

	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-888-763-2260 for details.

22	MERCURY U.S. LARGE CAP FUND

          Account Choices

If you want to	Your choices	Information important for you to know

Sell shares systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. You can generally arrange through your selected dealer or other financial intermediary for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. You must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time the Plan is established. The deferred sales charge is waived for systematic redemptions. Ask your financial advisor or other financial intermediary for details.

Exchange your shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of the Fund for shares of other Mercury mutual funds or for shares of the Summit Cash Reserves Fund (“Summit”). You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another Mercury fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and you are not eligible to buy Class I shares), you will exchange into Class A shares. If you own Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or Class C shares can be exchanged for Class B shares of Summit.

Some of the Mercury mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class I or Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both funds will also count when determining the holding period for a conversion from Class B to Class A shares.

To exercise the exchange privilege, contact your financial advisor, securities dealer, or other financial intermediary or call the Transfer Agent at 1-888-763-2260.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Mercury funds, and accounts under common ownership or control.
MERCURY U.S. LARGE CAP FUND
23

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.
Account Choices

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

24	MERCURY U.S. LARGE CAP FUND

Account Choices

Dividends  — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Mercury Advisors or an affiliate of Mercury Advisors, or by selected dealers or other financial intermediaries that have an agreement with the Distributor or its affiliates, you may be able to buy Class I shares at net asset value, including through exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into Summit. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute semi-annually any net investment income and any net realized capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or taken in cash. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your financial advisor or other financial intermediary about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends in cash, contact the Transfer Agent.

MERCURY U.S. LARGE CAP FUND
25

Account Choices

“Buying a Dividend”

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. The Fund intends to pay dividends that will either be taxed as ordinary income or capital gains. Capital gains dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law your distributions and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

26	MERCURY U.S. LARGE CAP FUND

The Management Team
MANAGEMENT OF THE FUND

Mercury Advisors manages the underlying Portfolio’s investments under the overall supervision of the Board of Trustees of the Mercury Master Trust. Since all of the Fund’s assets are invested in the corresponding Portfolio, investment advisory services are provided only at the Portfolio level and the Fund itself does not have an investment adviser. The Investment Adviser and its affiliates have the responsibility for making all investment decisions for the Fund.

The senior investment professionals in the group include:

Richard Boon, Managing Director, has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 2001. Mr. Boon was employed at Morgan Stanley as an Executive Director from 1995 to 2001. Mr. Boon is primarily responsible for the day-to-day management of the Fund.

Michael Russell has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1997.

Ben Gore has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1998.

Olivier Parein has been employed as an investment professional by the Investment Adviser or its Mercury affiliates since 1998.

The Investment Adviser was organized as an investment adviser in 1981 and offers investment advisory services to approximately 5 registered investment companies. The Investment Adviser and its affiliates manage portfolios with approximately $535.5 billion in assets (as of July 2001) for individuals and institutions seeking investments worldwide. This amount includes assets managed for its affiliates.

The Investment Adviser is paid at the rate of 0.50% of the Portfolio’s average daily net assets.

Fund Asset Management, L.P., an affiliate of Mercury Advisors, may manage all or a portion of the Fund’s daily cash assets, to the extent not managed by Mercury Advisors. The Fund does not pay any incremental fee for this service, although Mercury Advisors may make payments to Fund Asset Management, L.P. See “Fees and Expenses” under “Fund Facts” for information about the fees paid to Mercury Advisors and its affiliates.

Fund Asset Management, L.P. also provides administrative services to the Fund.

MERCURY U.S. LARGE CAP FUND
27

The Management Team

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all its assets in the corresponding Portfolio of the Mercury Master Trust. Investors in the Fund will acquire an indirect interest in the underlying Portfolio.

Other “feeder” funds may also invest in the “master” Portfolio. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

The Fund may withdraw from the Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. Whenever the Portfolio holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders or vote the shares of the Portfolio held by it in the same proportion as the votes of all other feeder funds. If some of the other feeder funds are larger than the Fund, these other feeder funds would have more voting power than the Fund over the operations of the Portfolio.

28	MERCURY U.S. LARGE CAP FUND

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I				Class A

			For the Period				For the Period
	For the Year		Jan. 29, 1999† to		For the Year		Jan. 29, 1999† to
	Ended May 31,		May 31, 1999		Ended May 31,		May 31, 1999

Increase (Decrease) in Net Asset Value:	2001	2000			2001	2000

Per Share Operating Performance:

Net asset value, beginning of period	$11.35	$9.91	$10.00		$11.31	$9.90	$10.00

Investment income (loss) — net	.04 †††	.03 †††	—	‡‡	.01 †††	— ‡‡	—	‡‡

Realized and unrealized gain (loss) on investments from the Portfolio — net	(1.75)	1.41	(.09)		(1.74)	1.41	(.10)

Total from investment operations	(1.71)	1.44	(.09)		(1.73)	1.41	(.10)

Less distributions in excess of realized gain on investments from the Portfolio — net	(.37)	—	—		(.34)	—	—

Net asset value, end of period	$9.27	$11.35	$9.91		$9.24	$11.31	$9.90

Total Investment Return:**

Based on net asset value per share	(15.68%)	14.53%	(.90	%)‡	(15.89%)	14.24%	(1.00	%)‡

Ratios to Average Net Assets:

Expenses††	.81%	.78%	.94	%*	1.06%	1.03%	1.19	%*

Investment income (loss) — net	.32%	.27%	.28	%*	.07%	.01%	(.04	%)*

Supplemental Data:

Net assets, end of period (in thousands)	$24,905	$127,630	$103,709		$59,120	$102,454	$121,826

Portfolio turnover of the Portfolio	60.53%	86.47%	17.13%		60.53%	86.47%	17.13%

  * Annualized.

**	Total investment returns exclude the effects of sales charges.

†	Commencement of operations.

††	Includes the Fund’s share of the Portfolio’s allocated expenses.

†††	Based on average shares outstanding.

‡	Aggregate total investment return.

‡‡	Amount is less than $.01 per share.

MERCURY U.S. LARGE CAP FUND
29

          The Management Team

FINANCIAL HIGHLIGHTS

	Class B					Class C

					For the Period					For the Period
	For the Year				Jan. 29, 1999†	For the Year				Jan. 29, 1999†
	Ended May 31,				to May 31, 1999	Ended May 31,				to May 31, 1999

Increase (Decrease) in Net Asset Value:	2001		2000			2001		2000

Per Share Operating Performance:

Net asset value, beginning of period	$11.20		$9.88		$10.00	$11.20		$9.88		$10.00

Investment loss — net	(.07	)†††	(.08	)†††	(.03)	(.07	)†††	(.08	)†††	(.02)

Realized and unrealized gain (loss) on investments from the Portfolio — net	(1.74)		1.40		(.09)	(1.74)		1.40		(.10)

Total from investment operations	(1.81)		1.32		(.12)	(1.81)		1.32		(.12)

Less distributions in excess of realized gain on investments from the Portfolio — net	(.25)		—		—	(.25)		—		—

Net asset value, end of period	$9.14		$11.20		$9.88	$9.14		$11.20		$9.88

Total Investment Return:**

Based on net asset value per share	(16.58%)		13.36%		(1.20%)‡	(16.59%)		13.36%		(1.20%)‡

Ratios to Average Net Assets:

Expenses††	1.83%		1.80%		1.96%*	1.84%		1.80%		1.96%*

Investment loss — net	(.69%)		(.75%)		(.82%)*	(.70%)		(.76%)		(.82%)*

Supplemental Data:

Net assets, end of period (in thousands)	$373,778		$508,802		$460,464	$167,832		$258,131		$236,776

Portfolio turnover of the Portfolio	60.53%		86.47%		17.13%	60.53%		86.47%		17.13%

*	Annualized.

**	Total investment returns exclude the effects of sales charges.

†	Commencement of operations.

††	Includes the Fund’s share of the Portfolio’s allocated expenses.

†††	Based on average shares outstanding.

‡	Aggregate total investment return.

30	MERCURY U.S. LARGE CAP FUND

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MERCURY U.S. LARGE CAP FUND

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MERCURY U.S. LARGE CAP FUND

Fund

Mercury U.S. Large Cap Fund

of Mercury Funds, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(888-763-2260)

Investment Adviser

Mercury Advisors

33 King William Street
London EC4R 9AS
England

Administrator and Sub-Adviser

Fund Asset Management, L.P.

800 Scudders Mill Road
Plainsboro, New Jersey 08536

Transfer Agent

Financial Data Services, Inc.

Administrative Offices:

4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Mailing Address:

P.O. Box 44062
Jacksonville, Florida 32232-4062

Accounting Services Provider

State Street Bank and Trust Company

500 College Road East
Princeton, New Jersey 08540

Independent Auditors

Deloitte & Touche LLP

Two World Financial Center
New York, New York 10281-1008

Distributor

FAM Distributors, Inc.

P.O. Box 9081
Princeton, New Jersey 08543-9081

Custodian

Brown Brothers Harriman & Co.

40 Water Street
Boston, Massachusetts 02109

Counsel

Shearman & Sterling

599 Lexington Avenue
New York, New York 10022
MERCURY U.S. LARGE CAP FUND

STATEMENT OF ADDITIONAL INFORMATION

Mercury U.S. Large Cap Fund

of Mercury Funds, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011

Phone No. (888) 763-2260

      Mercury U.S. Large Cap Fund (the “Fund”) is a series of Mercury Funds, Inc. (the “Corporation”). The Fund is an open-end diversified investment company (commonly known as a mutual fund). The investment objective of the Fund is long-term capital growth. The Fund seeks to achieve this objective through investments primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The Fund may also invest up to 10% of its assets in equity securities of companies located in Canada. The Fund seeks to achieve its investment objective by investing all of its assets in Mercury Master U.S. Large Cap Portfolio (the “Portfolio”), which is the portfolio of Mercury Master Trust (the “Trust”) that has the same investment objective as the Fund. The Fund’s investment experience will correspond directly to the investment experience of the Portfolio. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund’s investment objective and policies, see “Investment Objective and Policies.”

      The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. This permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated September 14, 2001 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Fund at 1-888-763-2260, your financial advisor or other financial intermediary, or by writing to the address listed above. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s and Portfolio’s audited financial statements are incorporated into this Statement of Additional Information by reference to their 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-888-763-2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Mercury Advisors — Investment Adviser

FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is September 14, 2001.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is long-term capital growth. This is a fundamental policy and cannot be changed without shareholder approval. The Fund tries to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The Fund may also invest up to 10% of its assets in equity securities of companies of any market capitalization located in Canada. Reference is made to “How the Fund Invests” in the Prospectus for a discussion of the investment objective and policies of the Fund. The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

      The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which is a portfolio of the Trust that has the same investment objective as the Fund. The Fund’s investment experience and results will correspond directly to the investment experience of the Portfolio. Thus, all investments are made at the level of the Portfolio. For simplicity, however, with respect to the investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Portfolio in which the Fund invests. Reference is made to the discussion under “How the Fund Invests” and “Investment Risks” in the Prospectus for information with respect to the Fund’s and the Portfolio’s investment objective and policies. There can be no guarantee that the Fund’s investment objective will be realized.

      For purposes of the Fund’s investment policies, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may also consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Fund also may consider investment companies to be located in the country or countries in which they primarily make their portfolio investments.

      While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Investment Managers International Limited, doing business as Mercury Advisors (“Mercury Advisors” or the “Investment Adviser”) will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions.

      The U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on non-U.S. investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such an event, the Fund would review its investment objective or fundamental policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under “Investment Restrictions” below would require the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act.

      The Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Under present conditions, the Investment Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

      The Fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. However, they would generally be subject to the same risks as the securities into which they may be converted (as more fully described in the Prospectus and below). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S.

securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States, and therefore, there may be no correlation between such information and the market value of such securities.

      The Fund’s investment objective and policies are described in “How the Fund Invests” in the Prospectus. Certain types of securities in which the Fund may invest and certain investment practices that the Fund may employ are discussed more fully below.

      Investing in Canada. While the Fund will invest at least 65% of its total assets in large cap companies located in the United States, it may invest up to 10% or less of its assets in Canada. Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. The country’s economy relies strongly on the production and processing of natural resources and foreign trade. The Canadian government has attempted to reduce restrictions against foreign investment, and its trade agreements with the United States and Mexico are expected to increase trade; however, these reforms could be reversed. Demand by many citizens in the Province of Quebec for secession from Canada may significantly impact the Canadian economy.

      Foreign Security Risks. The Fund defines companies located in the U.S. or Canada broadly. As a result, the Fund’s investments may include companies organized, traded or having substantial operations outside the U.S. or Canada. This may expose the Fund to risks associated with foreign investments. Foreign investments involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other U.S. or non-U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial and social factors. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investment in those countries. In addition, certain investments may be subject to non-U.S. withholding taxes.

      Debt Securities. The Fund may hold convertible and non-convertible debt securities, and preferred securities. The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. In purchasing such securities, the Fund will rely on the Investment Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

      Junk Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

      Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

      The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

      Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

      Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

      Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

      Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

      The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

      Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

      The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

      In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

      Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

      Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

      To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

      Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

      Borrowing and Leverage. The Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law, and may use borrowing to enable it to meet redemptions.

      The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

      Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

      The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

      Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

      The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or that are subject to trading restrictions under the laws of a non-U.S. jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

      144A Securities. The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradeable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

      Sovereign Debt. The Fund may invest more than 5% of its assets in debt obligations (“sovereign debt”) issued or guaranteed by non-U.S. governments or their agencies and instrumentalities (“governmental entities”). Investment in sovereign debt may involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due and the relative size of the debt service burden to the economy as a whole.

      Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by the issuer, the Fund may have few or no effective legal remedies for collecting on such debt.

      Securities Lending. The Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund’s yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

      Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

      When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued or delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

      Standby Commitment Agreements. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

      There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

      Derivatives. The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

      Hedging. The Fund may use Derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and could be increased. While the Fund’s use of hedging strategies, if any, is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund’s shares will fluctuate. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or in equity, debt and currency markets occur. There can be no assurance that hedging transactions by the Fund, if any, will be effective.

      The Fund may use Derivative instruments and trading strategies including the following:

      Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk. The Fund may invest in indexed and inverse securities for hedging purposes only. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.

Options on Securities and Securities Indices

      Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or securities or interest rate indices that are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

      Purchasing Call Options. The Fund may also purchase call options on securities it intends to purchase or securities indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

      The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

      Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

      Writing Put Options. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its right under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options — for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a “spread”). Writing a put option may involve substantial leverage risk.

      The Fund is also authorized to sell put or call options in connection with closing out call or put options it has previously purchased.

      Other than with respect to closing transactions, the Fund will write only call or put options that are “covered.” A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Derivatives” below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

      Types of Options. The Fund may engage in transactions in options on securities or securities indices, on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Futures

      The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

      The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

      The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

      The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

Swaps

      The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise prohibited.

      The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets.

      Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Foreign Exchange Transactions

      The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

      Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a forward foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

      Currency Futures. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

      Currency Options. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk and may also involve credit, leverage or liquidity risk.

      Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

      Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

      In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

      It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivatives

      Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

      The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

      Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

      Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

      Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Derivatives

      The Fund may not use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

      Other Special Considerations. The Fund may, without limit, make short-term investments, purchase high quality bonds or buy or sell Derivatives to reduce exposure to equity securities when the Fund believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund.

Suitability

      The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on equity securities of large cap companies located in the U.S., the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in equity securities, including the risk of loss of principal.

Investment Restrictions

      The Corporation has adopted a number of fundamental and nonfundamental restrictions and policies relating to the investment of the Fund’s assets and its activities. The fundamental policies set forth below may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), under the fundamental investment restrictions, the Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to the Portfolio without the approval of the holders of a majority of the interests of the Portfolio.

      In addition, the Corporation has adopted non-fundamental restrictions that may be changed by the Board of Directors without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

(c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

      The Trust has adopted investment restrictions substantially identical to the foregoing, which are nonfundamental policies of the Trust and may be changed by the Board of Trustees with respect to any Portfolio without shareholder approval.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Trust have adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund’s outstanding OTC options exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying security minus the option’s strike price). The repurchase price with the primary dealer is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund’s shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

      If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

      Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

      Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Investment Adviser and Fund Asset Management, L.P. (“FAM” or the “Administrator”), the Fund is prohibited from engaging in certain transactions involving Merrill Lynch, the Investment Adviser, or any of its affiliates, except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

      The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. Although the Fund anticipates that its annual portfolio turnover rate to be under 100%, the turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover results in correspondingly higher brokerage commission expenses and may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends. See “Dividends and Taxes.”

MANAGEMENT OF THE FUND

Directors and Officers

      The Board of Directors of the Corporation consists of six individuals, four of whom are not “interested persons” of the Corporation as defined in the Investment Company Act. The same individuals serve as Trustees of the Trust. The Board of Directors is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

      Information about the Directors and executive officers of the Corporation, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      JEFFREY M. PEEK (54) — Director and President(1)(2) — President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and FAM (which terms as used herein include their corporate predecessors) since 1997; President and Director of Princeton Services, Inc. (“Princeton Services”) since 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) since 1997; Co-Head of Merrill Lynch Investment Banking Division from March 1997 to December 1997; Director of Merrill Lynch Global Securities Research and Economics Division from 1995 to 1997; Head of Merrill Lynch Global Industries Group from 1993 to 1995.

      TERRY K. GLENN (60) — Director and Executive Vice President(1)(2) — Chairman (America’s Region) since 2001; Executive Vice President of MLIM and FAM since 1983; President, Merrill Lynch Mutual Funds since 1999; Executive Vice President and Director of Princeton Services since 1993; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.

      DAVID O. BEIM (61) — Director(2)(3) — 410 Uris Hall, Columbia University, New York, New York 10027. Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound USA since 1997; Chairman of Wave Hill, Inc. since 1980.

      JAMES T. FLYNN (62) — Director(2)(3) — 340 East 72nd Street, New York, New York 10021. Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.

      W. CARL KESTER (49) — Director(2)(3) — Harvard Business School, Morgan Hall 393, Soldiers Field, Boston, Massachusetts 02163. Industrial Bank of Japan Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; James R. Williston Professor of Business Administration of Harvard University Graduate School of Business from 1997 to 1999; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.

      KAREN P. ROBARDS (51) — Director(2)(3) — Robards & Company, 173 Riverside Drive, New York, New York 10024. President of Robards & Company, a financial advisory firm, for more than five years; Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization since 1987.

      PETER JOHN GIBBS (43) — Senior Vice President(1)(2) — 33 King William Street, London, EC4R 9AS, England. Global Chief Operating Officer of MLIM since 2001; Head of Merrill Lynch Investment Managers Europe, Middle East, Africa Region since 1999; Director of MLIM since 1990.

      DONALD C. BURKE (41) — Vice President and Treasurer(1)(2) — First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.

      ROBERT E. PUTNEY, III (41) — Secretary(1)(2) — Director (Legal Advisory) of MLIM and Princeton Administrators, L.P. since 1997; Vice President of MLIM from 1994 to 1997; Vice President of Princeton Administrators, L.P. from 1996 to 1997; Attorney with MLIM from 1991 to 1994.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.

(2)	Such Director or officer is a trustee, director or officer of other investment companies for which the Investment Adviser, or its affiliates, acts as investment adviser.

(3)	Member of the Corporation’s and Trust’s Audit and Nominating Committee (the “Committee”), which is responsible for the selection of the independent auditors and the selection and nomination of Directors and Trustees not affiliated with the Investment Adviser or FAM or with an affiliate of the Investment Adviser or FAM.

     As of August 31, 2001, the officers and Directors of the Corporation as a group (nine persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

Compensation of Directors/ Trustees

      The Corporation and the Trust pay each Director/ Trustee who is not an “interested person” of the Corporation and Trust, respectively, as defined in the Investment Company Act (each a “non-interested Director/Trustee”), for service to the Fund and the Portfolio, a fee of $3,000 per year plus $500 per Board meeting attended. The Corporation and the Trust also compensate each member of the Committee, which consists of all of the non-interested Directors/ Trustees, at a rate of $1,000 per year. The Corporation and the Trust reimburse each non-interested Director/ Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

      The following table shows compensation earned by the non-interested Directors/ Trustees with respect to the Fund/ Portfolio for the fiscal year ended May 31, 2001 and the aggregate compensation paid by all investment companies advised by Mercury Advisors, FAM, or their affiliates (“Mercury and Affiliates-Advised Funds”) to the non-interested Directors/ Trustees for the calendar year ending December 31, 2000.

				Aggregate Compensation From
		Pension or Retirement		Fund/Portfolio and
		Benefits Accrued as	Estimated	Mercury and
		Part of	Annual	Affiliates-Advised
	Compensation	Fund/Portfolio	Benefits upon	Funds Paid to
Name of Director/Trustee	From Fund/Portfolio	Expenses	Retirement	Director/Trustee(1)

David O. Beim	$6,000	None	None	$54,000

James T. Flynn	$6,000	None	None	$99,500

W. Carl Kester	$6,000	None	None	$99,500

Karen P. Robards	$6,000	None	None	$54,000

(1)	The Directors/ Trustees serve on the boards of Mercury and Affiliates-Advised Funds as follows: Mr. Beim (5 registered investment companies consisting of 15 portfolios); Mr. Flynn (6 registered investment companies consisting of 20 portfolios); Mr. Kester (6 registered investment companies consisting of 20 portfolios); and Ms. Robards (5 registered investment companies consisting of 15 portfolios).

      Directors of the Corporation and the Trustees of the Trust may purchase Class I shares of the Fund at net asset value. See “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons.”

Administration Arrangements

      The Corporation on behalf of the Fund has entered into an administration agreement with FAM as Administrator (the “Administration Agreement”). The Administrator receives for its services to the Fund monthly compensation at the annual rate of 0.15% of the average daily net assets of the Fund. The table below sets forth information about the total administration fees paid by the Fund to the Administrator for the periods indicated.

Period	Administration Fee

Fiscal year ended May 31, 2001	$1,310,899

Fiscal year ended May 31, 2000	$1,540,585

January 29, 1999 (commencement of operations) to May 31, 1999	$402,644

      The Administration Agreement obligates the Administrator to provide certain administrative services to the Corporation and the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Corporation. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers, Directors and Trustees who are affiliated persons of the Administrator or any of its affiliates. The Corporation pays, or causes to be paid, all other expenses incurred in the operation of the Corporation and the Fund (except to the extent paid by FAMD), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and Financial Data Services, Inc. (the “Transfer Agent”), expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or the Fund. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement with State Street. The Fund pays a fee for these services. In addition, the Fund reimburses the Administrator for the cost of other accounting services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act.

      Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year with respect to the Fund if approved annually (a) by the Board of Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to the Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Management and Advisory Arrangements

      Investment Advisory Services and Fee. The Fund invests all of its assets in shares of the Portfolio. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust on behalf of the Portfolio has entered into an investment advisory agreement with Mercury Advisors as Investment Adviser (the “Investment Advisory Agreement”). As discussed in “The Management Team — Management of the Fund” in the Prospectus, the Investment Adviser receives for its services to the Portfolio monthly compensation at the annual rate of 0.50% of the average daily net assets of the Portfolio.

      The table below sets forth information about the total investment advisory fees paid by the Portfolio to the Investment Adviser for the periods indicated.

Investment
Period	Advisory Fee

Fiscal year ended May 31, 2001	$4,372,519

Fiscal year ended May 31, 2000	$5,138,456

January 29, 1999 (commencement of operations) to May 31, 1999	$1,343,092

      Payment of Trust Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Trust. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers, Trustees and Directors who are affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Portfolio and the Trust (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or the Portfolio. Certain accounting services are provided for the Portfolio by State Street pursuant to an agreement with State Street. The Portfolio pays a fee for these services. In addition, the Portfolio reimburses the Investment Adviser for the cost of other accounting services.

      Organization of the Investment Adviser. Mercury Advisors is located at 33 King William Street, London EC4R 9AS, England. Mercury Advisors is an affiliate of Merrill Lynch Investment Managers. The ultimate parent of Mercury Advisors is ML & Co., a financial services holding company. ML & Co. is a controlling person of Mercury Advisors as defined under the Investment Company Act because of its ownership of its voting securities or its power to exercise a controlling influence over its management or policies.

      The Trust has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to all or a portion of the Portfolio’s daily cash assets. The Trust has agreed to use its reasonable best efforts to cause the Investment Adviser to pay to FAM a fee in an amount to be determined from time to time by the Investment

Adviser and FAM but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement. For the period January 29, 1999 (commencement of operations) to May 31, 1999 and the fiscal years ended May 31, 2000 and May 31, 2001, the Investment Adviser paid no fees to FAM pursuant to this agreement.

      Organization of FAM. FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM, an affiliate of Mercury Advisors, is a wholly owned subsidiary of ML & Co., a financial services holding company and the parent of Merrill Lynch. ML & Co. and Princeton Services, the partners of FAM, are “controlling persons” of FAM as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement and Sub-Advisory Agreement will each continue in effect for two years from its effective date. Thereafter, they will remain in effect from year to year if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Portfolio and (b) by a majority of the Trustees who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and will automatically terminate in the event of their assignment. In addition, such contracts may be terminated with respect to the Portfolio without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Portfolio.

      Transfer Agency Services. Financial Data Services, Inc., a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $23.00 per account (depending on the level of services required) but is set at 0.10% for certain accounts that participate in certain fee-based programs. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

      Accounting Services. The Fund and the Portfolio each entered into an agreement with State Street, effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund and the Portfolio. The Fund and the Portfolio pay a fee for these services. Prior to January 1, 2001 the Administrator and the Investment Adviser provided accounting services to the Fund and the Portfolio, respectively, at their cost in connection with such services.

      The Administrator and the Investment Adviser continue to provide certain accounting services to the Fund and the Portfolio, and the Fund and the Portfolio reimburse the Administrator and the Investment Adviser, respectively, for the cost of these services.

      The table below shows the amounts paid by the Fund and the Portfolio to State Street, the Administrator and the Investment Adviser for the periods indicated:

			Portfolio
	Fund
				Paid to
	Paid to State	Paid to	Paid to State	Investment
Period	Street	Administrator	Street*	Adviser

January 29, 1999 (commencement of operations) to May 31, 1999	N/A	$5,994	N/A	$30,840
Fiscal year ended May 31, 2000	N/A	$0	N/A	$72,988
Fiscal year ended May 31, 2001	$0 **	$1,626	$94,332 **	$148,536

*	For providing services to the Fund and the Portfolio.

**	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

      Distribution Expenses. The Corporation has entered into a distribution agreement with the Distributor with respect to each class of shares in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor with respect to each class of Fund shares to pay certain expenses in connection with the continuous offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

      The Board of Trustees of the Trust and the Board of Directors of the Corporation have approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust, the Corporation, the Investment Adviser, the Sub-Adviser and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

      Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

      The Fund offers four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan). Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

      FAM Distributors, Inc., an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P. O. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for the Fund.

      The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. However, certain financial intermediaries may require submission of orders prior to the time of the close of business on the NYSE. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day’s offering price.

      The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. The Distributor, the dealers or other financial intermediaries are not permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a fee to confirm a sale of shares. For example, the fee charged by Merrill Lynch is currently $5.35. Fees charged by other securities dealers or financial intermediaries may be higher or lower. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class I and Class A Shares

      Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there is an account maintenance fee imposed on Class A shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Mercury mutual funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

      The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Eligible Class I Investors

      Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by Mercury Advisors or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift, or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers, selected dealers, brokers, investment advisers, service providers and other financial intermediaries. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of Mercury and Affiliates-Advised investment companies, including the Corporation, and to employees or customers of certain selected dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which Mercury Advisors or an affiliate exercises investment discretion.

     Class I and Class A Sales Charge Information

Class I Shares

For the Fiscal Year	Gross Sales	Sales Charges	Sales Charges	CDSCs Received on
Ended	Charges	Retained by	Paid to	Redemption of
May 31,	Collected	Distributor	Merrill Lynch	Load-Waived Shares

2001	$1,012	$43	$969	$0
2000	$2,119	$120	$1,999	$39,674
1999*	$4,018,919	$178,858	$3,840,061	$0

Class A Shares

For the Fiscal Year	Gross Sales	Sales Charges	Sales Charges	CDSCs Received on
Ended	Charges	Retained by	Paid to	Redemption of
May 31,	Collected	Distributor	Merrill Lynch	Load-Waived Shares

2001	$122,071	$7,125	$114,947	$0
2000	$346,625	$22,377	$324,248	$0
1999*	$4,517,864	$42,571	$4,475,293	$12,440

* For the period January 29, 1999 (commencement of operations) to May 31, 1999.

      The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers and other financial intermediaries. Since securities dealers and other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

      Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

      Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

      Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

      Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of Mercury Advisors provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

      The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

      Purchase Privilege of Certain Persons. Directors of the Corporation and Trustees of the Trust, members of the Boards of other investment companies advised by Mercury Advisors or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes Mercury Advisors, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees or customers of certain selected dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

      Class I and Class A shares may also be offered at net asset value to certain accounts over which Mercury or an affiliate exercises investment discretion.

      Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

      Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

      Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected dealer or other financial intermediary.

      Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisors, selected dealers, brokers, investment advisers, source providers and other financial intermediaries that have an agreement with the Distributor or its affiliates.

Deferred Sales Charge Alternatives — Class B and Class C Shares

      Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

      Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

      The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares — Determination of Net Asset Value” below.

Contingent Deferred Sales Charges — Class B Shares

      Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

      The following table sets forth the Class B CDSC:

CDSC as a Percentage
of Dollar Amount
Year Since Purchase Payment Made	Subject to Charge

0-1	4.0%

1-2	4.0%

2-3	3.0%

3-4	3.0%

4-5	2.0%

5-6	1.0%

6 and thereafter	0.0%

      To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

      As discussed in the Prospectus under “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options,” while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an IRA or other retirement plan or redemption of

Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

      The change may also be reduced or waived in other instances, such as: (c) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (d) redemptions in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates; (e) redemptions in connection with participation in certain fee-based programs managed by selected dealers and other financial intermediaries that have agreements with the Distributor or its affiliates; or (f) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established.

      Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements call your plan administrator or your selected dealer or other financial intermediary.

      Conversion of Class B Shares to Class A Shares. As discussed in the Prospectus under “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options,” Class B shares of equity Mercury mutual funds convert automatically to Class A shares approximately eight years after purchase (the “Conversion Period”). Class A shares are subject to an ongoing account maintenance fee of 0.25% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales charge, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

      In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

      The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares (“Class B Retirement Plans”). When the first share of any Mercury mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between Mercury mutual funds and the Class B Retirement Plan was established), all Class B shares of all Mercury mutual funds held in that Class B Retirement Plan will be converted into Class A shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class A shares of the appropriate funds at net asset value per share.

      The Conversion Period may also be modified for investors who participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs” below.

Contingent Deferred Sales Charges — Class C Shares

      Class C shares are subject only to a one-year 1% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. The Class C CDSC may be waived in connection with participation in certain fee-based programs, involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

      In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

      Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of selected dealers or other financial intermediaries related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial intermediaries for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase.

Class B and Class C Sales Charge Information

Class B Shares*

For the Fiscal Year	CDSCs Received	CDSCs Paid to
Ended May 31,	by Distributor	Merrill Lynch

2001	$2,212,148	$2,212,148
2000	$2,085,006	$2,085,006
1999**	$197,323	$197,323

Class C Shares

For the Fiscal Year	CDSCs Received	CDSCs Paid to
Ended May 31,	by Distributor	Merrill Lynch

2001	$35,508	$35,508
2000	$271,133	$271,133
1999**	$52,074	$52,074

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.
**	For the period January 29, 1999 (commencement of operations) to May 31, 1999.

     The Distributor compensates financial intermediaries for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from CDSC and the ongoing distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) or other financial advisors related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” above. Impositions of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Distribution Plans

      Reference is made to “Account Choices — Pricing of Shares” in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

      The Distribution Plan for each of the Class A, Class B and Class C shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor for providing, or arranging for the provision of, account maintenance activities with respect to Class A, Class B and Class C shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted in respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan).

      The Distribution Plan for each of the Class B and Class C shares provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor for providing, or arranging the provision of shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate selected securities dealers or financial intermediaries in connection with the sale of the Class B and Class C shares.

      The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Board of Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

      Among other things, each Distribution Plan provides that the Distributor shall provide, and the Directors shall review, quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses.

      For the fiscal year ended May 31, 2001, the Fund paid the Distributor $210,041 pursuant to the Class A Distribution Plan (based on average daily net assets subject to such Class A Distribution Plan of approximately $84.0 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class A shares. For the fiscal year ended May 31, 2001, the Fund paid the Distributor $4,555,942 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $455.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended May 31, 2001, the Fund paid the Distributor $2,219,872 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $222.0 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares.

Limitations on the Payment of Deferred Sales Charges

      The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”) imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

      The following table sets forth comparative information as of May 31, 2001 with respect to the Class B and Class C shares of the Fund, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule.

Data Calculated as of May 31, 2001

	(in thousands)						Annual
			Allowable				Distribution
		Allowable	Interest		Amounts		Fee at
	Eligible	Aggregate	on	Maximum	Previously	Aggregate	Current Net
	Gross	Sales	Unpaid	Amount	Payable to	Unpaid	Asset
	Sales(1)	Charges(2)	Balance(3)	Payable	Distributor(4)	Balance	Level(5)

Class B Shares for the period January 29, 1999 (commencement of operations) to May 31, 2001	$553,098	$34,520	$6,406	$40,926	$12,929	$27,997	$2,805

Class C Shares for the period January 29, 1999 (commencement of operations) to May 31, 2001	$310,278	$19,408	$3,714	$23,122	$4,562	$18,559	$1,261

(1)	Purchase price of all eligible Class B and Class C shares sold during the period indicated other than shares acquired through dividend reinvestment and the exchange privilege.

(2)	Includes amounts attributable to exchanges from Summit, which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.

(4)	Consists of CDSC payments, distribution fee payments and accruals. See “Fund Facts — Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in certain fee-based programs managed by Mercury Advisors or its affiliates. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in certain fee-based programs managed by Mercury Advisors or its affiliates.

(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

      Reference is made to “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

      The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

      The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

      The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

      Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/ UTMA accounts”).

      In addition, the Board of Directors of the Corporation may authorize the Corporation to redeem all or any part of the outstanding shares of any class or series of the Corporation, including the Fund, upon written notice to shareholders.

Redemption

      A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 44062, Jacksonville, Florida 32232-4062. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a signature guarantee by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to, UGMA/ UTMA accounts, Joint Tenancies with Right of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

      A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-888-763-2260. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained.

      The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholders of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days.

      Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemptions may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

      For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days.

      In the event that a single fractional share remains in any Shareholder Account held directly with the Transfer Agent, such fractional share may be automatically redeemed by the Fund.

Repurchase

      The Fund will also repurchase shares through a selected securities dealer or other financial intermediary. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Generally, shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of business on the NYSE (generally the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. However, certain financial intermediaries may require submission of orders prior to that time. Dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

      The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain securities dealers or other financial intermediaries may charge customers a processing fee to confirm a repurchase of shares to such customers. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other securities dealers or financial intermediaries may be higher or lower. Repurchases directly through the Fund’s Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

Reinstatement Privilege — Class I and Class A Shares

      Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within

30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s financial advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Because the Fund will invest exclusively in shares of the Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Portfolio. Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Portfolio’s portfolio transactions and the allocation of brokerage. The Portfolio has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Portfolio, taking into account factors, as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonable competitive commission rates, the Portfolio does not necessarily pay the lowest spread or commission available.

      Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker a commission for effecting a transaction that exceeds the amount of commission another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Portfolio and the Fund.

      To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might use Portfolio commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analyses. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Portfolio to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

      In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

      From time to time, the Portfolio may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

      In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Trust and subject to best execution, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolio; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Portfolio.

      The Portfolio anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally may be higher than in the United States, although the Portfolio will endeavor to achieve the best net results in effecting its portfolio transactions. There also may be less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The Portfolio’s ability and decisions to purchase and sell portfolio securities may be affected by non-U.S. laws and regulations relating to the convertibility and repatriation of assets.

      Information about the brokerage commissions paid by the Portfolio, including commissions paid to Merrill Lynch, if any, is set forth in the following table:

		Brokerage
	Brokerage	Commissions
	Commissions	Paid to
Period	Paid	Merrill Lynch

Fiscal Year Ended May 31, 2001	$1,083,111	$21,558

Fiscal Year Ended May 31, 2000	$1,099,899	$0

January 29, 1999 (commencement of operations) to May 31, 1999	$542,919	$0

      For the fiscal year ended May 31, 2001, the brokerage commissions paid to Merrill Lynch represented 1.99% of the aggregate brokerage commissions paid and involved 0.78% of the Portfolio’s dollar amount of transactions involving payment of commissions during the year.

      The Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolio will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

      In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objective and Policies — Investment Restrictions.”

      Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Portfolio in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Portfolio and annual statements as to aggregate compensation will be provided to the Portfolio.

      The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Portfolio brokerage commissions and other expenses of portfolio transactions, by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Portfolio to the Investment Adviser. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Board of Trustees will reconsider this matter from time to time.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Portfolio or other clients or funds for which the Investment Adviser or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

PRICING OF SHARES

Determination of Net Asset Value

      Reference is made to “Account Choices — Pricing of Shares” in the Prospectus.

      The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The principal asset of the Fund will normally be its interest in the Portfolio. The value of that interest is based on the net assets of the Portfolio, which are comprised of the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Portfolio). Expenses of the Portfolio, including the investment advisory fee, are accrued daily. Net asset value of the Fund is computed by calculating the Fund’s interest in the net assets of the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) of the Fund divided by the total number of shares of the Fund outstanding at such time, rounded to the nearest cent. Expenses of the Fund, including the fees payable to the Administrator and the Distributor, are accrued daily.

      The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

      Securities held in the Portfolio’s portfolio, that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Portfolio writes an option, the amount of the premium received is recorded on the books of the Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including financial futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

      Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

      Each investor in the Trust may add to or reduce its investment in the Portfolio on each day the NYSE is open for trading. The value of each investor’s (including the Fund’s) interest in the Portfolio will be determined after the close of business on the NYSE by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Portfolio. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio after the close of business of the NYSE on the next determination of net asset value of the Portfolio.

Computation of Offering Price Per Share

      An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of the Fund based on the Fund’s net assets and number of shares outstanding as of May 31, 2001 is calculated as set forth below:

	Class I	Class A	Class B	Class C

Net Assets	$24,905,193	$59,120,006	$373,778,170	$167,831,764

Number of Shares Outstanding	2,687,666	6,399,483	40,903,836	18,365,663

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$9.27	$9.24	$9.14	$9.14

Sales Charge (for Class I and Class A Shares: 5.25% of Offering Price (5.54% of net amount invested))*	.51	.51	**	**

Offering Price	$9.78	$9.75	$9.14	$9.14

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares” herein.

SHAREHOLDER SERVICES

      The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each such service and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate transaction confirmations for each purchase or sale other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

      The Fund does not issue share certificates. Shareholders may transfer their Fund shares to another selected securities dealer or other financial intermediary that has an authorized agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer or other financial intermediary has entered into an authorized agreement or not.

      Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from a selected dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer or other financial intermediary for those shares.

Automatic Investment Plan

      A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or other financial intermediary or by mail directly to the Transfer Agent, acting as agent for such securities dealer or other financial intermediary. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

      Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

      Shareholders may, at any time, elect to have subsequent dividends, paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-888-763-2260). For other accounts, the shareholder should contact his or her financial advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

      A shareholder may elect to make withdrawals from an Investment Account of Class I, Class A, Class B or Class C shares in the form of payments by check or through automatic payment by direct deposit to such shareholder’s bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

      At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value determined as described herein on the first, second, third or fourth Monday of each month, or the first, second, third or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Fund’s Transfer Agent or the Distributor.

      Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

      With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Account Choices — Pricing of Shares — Class B and Class C Shares — Deferred Sales Charge Options” in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan, the investor should contact his or her financial intermediary.

Retirement and Education Savings Plans

      The minimum initial purchase to establish a retirement or an education savings plan is $100. Dividends received in each of the plans are exempt from Federal taxation until distributed from the plans and in the case of Roth IRA plans and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Exchange Privilege

      U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Mercury mutual funds and Summit. The exchange privilege does not apply to any other funds. Under the Fund’s pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time, as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund. Class A, Class B and Class C shares are exchangeable with shares of the same class of other Mercury mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is “tacked” to the holding period of the newly acquired shares of the other fund as more fully described below. Class I, Class A, Class B and Class C shares also are exchangeable for shares of Summit, a money market fund specifically designated for exchange by holders of Class I, Class A, Class B or Class C shares. Class I and Class A shares will be exchanged for Class A shares of Summit, and Class B and Class C shares will be exchanged for Class B shares of Summit. Summit Class A and Class B shares do not include any front-end sales charge or CDSC; however, Summit Class B shares pay a 12b-1 distribution fee of

0.75% and are subject to a CDSC payable as if the shareholder still held shares of the Mercury fund used to acquire the Summit Class B shares.

      Exchanges of Class I or Class A shares outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit (“new Class I or Class A shares”) are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, Class I or Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

      In addition, each of the funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively (or, in the case of Summit, Class B shares) (“new Class B or Class C shares”), of another Mercury mutual fund or of Summit on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund (“new Mercury Fund”) after having held the Fund’s Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of the new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by “tacking” the two-and-a-half year holding period of the Fund’s Class B shares to the four-year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.

      Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their financial intermediary, who will advise the Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-888-763-2260. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained.

      The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

      This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

Fee-Based Programs

      Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in certain Programs, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also may prohibit such shares from being transferred to another account, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program’s client agreement and from the shareholder’s selected securities dealer.

DIVIDENDS AND TAXES

Dividends

      The Fund intends to distribute substantially all its net investment income, if any. Dividends from such net investment income will be paid semi-annually. All net realized capital gains, if any, will be distributed to the Fund’s shareholders semi-annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

      See “Shareholder Services — Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See “Pricing of Shares — Determination of Net Asset Value.” Within 60 days after the end of the Fund’s taxable year, each shareholder will receive notification summarizing the dividends he or she received that year. This notification will also indicate whether those dividends should be treated as ordinary income or long-term capital gains.

Taxes

      The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class I, Class A, Class B and Class C shareholders (“shareholders”). The Fund intends to distribute substantially all of such income. To qualify for this treatment, the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts (the “Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

      Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.

      Distributions made from net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) (“capital gain dividends”) to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than one year. The maximum capital gains rate for corporate shareholders currently is the same as the maximum corporate tax rate for ordinary income.

      A portion of the dividends paid by the Fund out of dividends paid by certain corporations located in the U.S. may be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

      Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in any particular non-U.S. country is not known. Because the Fund limits its investments in non-U.S. securities, it is anticipated that Fund shareholders will not be entitled to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund.

      Under certain provisions of the Code, some shareholders may be subject to a withholding tax on dividends and redemption payments (“backup withholding”). The amount withheld will decline from 30.5% for distributions made in 2001 after August 5, 2001, to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% in 2006 and later years. Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

      Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

      No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period of the converted Class B shares.

      Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long term capital gains dividends with respect to such shares.

      If a shareholder exercises an exchange privilege within 90 days of acquiring shares of the Fund, then loss recognized on the exchange will be reduced (or any gain increased) to the extent the sales charge paid the Fund reduces any sales charge that would have been owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

      Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

      The Fund may write, purchase or sell options and futures and foreign currency options and futures, and related options on such futures. Options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from transactions in Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of dividends to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

      A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from such contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

      Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and forward foreign exchange contracts. Similarly, Code Section 1091, which deals with “wash sales,” may cause the Fund to postpone recognition of certain losses for tax purposes; and Code Section 1258, which deals with “conversion transactions,” may apply to recharacterize certain capital gains as ordinary income for tax purposes. Code Section 1259, which deals with “constructive sales” of appreciated financial positions (e.g., stock), may treat the Fund as having recognized income before the time that such income is economically recognized by the Fund.

Special Rules for Certain Foreign Currency Transactions

      Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares.

Other Tax Matters

      The Fund has received a private letter ruling from the Internal Revenue Service (“IRS”) to the effect that, because each Portfolio is classified as a partnership for tax purposes, the Fund will be entitled to look to the underlying assets of the Portfolio in which it has invested for purposes of satisfying various requirements of the Code applicable to RICs. If any of the facts upon which such ruling is premised change in any material respect (e.g., if the Trust were required to register its interests under the Securities Act and the Trust is unable to obtain a private letter ruling from the IRS or an opinion of counsel indicating that each Portfolio will continue to be classified as partnership), then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund’s investment from the Portfolio and to retain an investment adviser to manage the Fund’s assets in accordance with the investment policies applicable to the Fund. See “Investment Objective and Policies.”

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

      Dividends and capital gains distributions and gains on the sale or exchange of shares in the Fund may also be subject to state and local taxes.

      Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

      From time to time, the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the

CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

      The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data, since the aggregate rates of return reflect compounding over a longer period of time.

      In order to reflect the reduced sales charges, in the case of Class I or Class A shares, or the waiver of the CDSC, in the case of Class B or Class C shares, applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

      On occasion, the Fund may compare its performance to various indices, including the Standard & Poor’s 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or other published indices, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), other competing universes, Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature.

      The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

      Set forth below is total return information for Class I, Class A, Class B and Class C shares of the Fund for the periods indicated.

	Class I Shares	Class A Shares	Class B Shares	Class C Shares

	Expressed as	Expressed as	Expressed as	Expressed as
	a percentage	a percentage	a percentage	a percentage
	based on a	based on a	based on a	based on a
	hypothetical	hypothetical	hypothetical	hypothetical
Period	$1,000 investment	$1,000 investment	$1,000 investment	$1,000 investment

Average Annual Total Return
(including maximum applicable sales charges)

One Year Ended May 31, 2001	–20.10%	–20.31%	–19.82%	–17.40%

Inception (January 29, 1999) to May 31, 2001	–4.10%	–4.35%	–4.09%	–2.87%

      Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor’s shares, when redeemed, may be worth more or less than their original cost.

GENERAL INFORMATION

Description of Shares

      The Corporation is a Maryland corporation incorporated on April 24, 1998. On September 8, 2000, the Corporation changed its name from Mercury Asset Management Funds, Inc. to Mercury Funds, Inc. It has an authorized capital of 11,000,000,000 shares of Common Stock, par value $.0001 per share, of which the Fund is authorized to issue 100,000,000 shares of each of Class I, Class A and Class C, and 300,000,000 shares of Class B.

      Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on the election of directors of the Corporation (to the extent hereinafter provided) and any other matters submitted to the vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Corporation, in which event the holders of the remaining shares would be unable to elect any person as a director.

      There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Shareholders may, in accordance with the terms of the By-Laws, cause a meeting of shareholders to be held for the purpose of voting on the removal of directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the directors shall continue to hold office and appoint successor directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one class. Shares issued are fully-paid and non-assessable by the Corporation or the Fund.

      The Trust is organized as a Delaware Business Trust. Whenever the Fund is requested to vote on any matter relating to the Portfolio or the Trust, the Corporation will hold a meeting of the Fund’s shareholders and will cast its vote as instructed by the Fund’s shareholders or the Fund will vote its interests in the Portfolio or the Trust in the same proportion as the vote of all other holders of interest in the Portfolio or the Trust.

Independent Auditors

      Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Fund and the Portfolio. The independent auditors are responsible for auditing the annual financial statements of the Fund and the Portfolio.

Accounting Services Provider

      State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey, 08540, provides certain accounting services for the Fund.

Custodian

      Brown Brothers Harriman & Co. (the “Custodian”), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund’s assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

      Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to the transfer agency, dividend disbursing agency and shareholder servicing agency agreement.

      The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

      Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel for the Fund.

Reports to Shareholders

      The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      To the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of a class of the Fund’s shares as of August 31, 2001:

Name	Address	Percentage and Class

Merrill Lynch Trust Company	800 Scudders Mill Road	11.88% of Class A
Plainsboro, NJ 08536

FINANCIAL STATEMENTS

      The Fund’s and Portfolio’s audited financial statements are incorporated into this Statement of Additional Information by reference to their 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-888-763-2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

APPENDIX A

RATINGS OF FIXED INCOME SECURITIES

Description of Moody’s Investors Services, Inc.’s Corporate Debt Ratings

Aaa	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note:  Moody’s may apply numerical modifiers 1, 2 and 3 in each generic classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Description of Moody’s Commercial Paper Ratings

      The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

      Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries

•	High rates of return on funds employed

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection

•	Broad margins in earnings coverage of fixed financial charges and higher internal cash generation

•	Well established access to a range of financial markets and assured sources of alternate liquidity

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternative liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

      If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Description of Moody’s Preferred Stock Ratings

      Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

      Preferred stock rating symbols and their definitions are as follows:

aaa	An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue that is rated “baa” is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note:  Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

      A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

      The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

      Debt rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB– rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB– rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B– rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC– debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

      Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor’s Commercial Paper Ratings

      A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The four categories are as follows:

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

      The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Description of Standard & Poor’s Preferred Stock Ratings

      A Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

      The preferred stock ratings are based on the following considerations:

I.	Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.	Nature of, and provisions of, the issue.

III.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

A	An issue rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

BB, B, CCC	Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating “CC” is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C	A preferred stock rated “C” is a non-paying issue.

D	A preferred stock rated “D” is a non-paying issue in default on debt instruments.

      NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      Plus (+) or minus (–): To provide more detailed indications of preferred stock quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor’s earnings and dividend rankings for common stocks.

      The ratings are based on current information furnished to Standard & Poor’s by the issuer, and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Fitch IBCA, Inc.’s (“Fitch”) Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

      Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description of Fitch Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DD DD D	D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch Investment Grade Short-Term Ratings

      Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

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CODE # 19041-0901

© Mercury Advisors

PART C. OTHER INFORMATION

Item 23.  Exhibits:

Exhibit
Number

1	—	Fourth Articles of Amendment and Restatement of Registrant. (8)
2	—	Second Amended and Restated By-Laws of Registrant.(6)
3	—	Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.
4	—	Not Applicable.
5	—	Amended and Restated Distribution Agreement between Registrant and FAM Distributors, Inc. (the “Distribution Agreement”)(3)
6	—	None.
7	—	Custody Agreement between Registrant and Brown Brothers Harriman & Co.(2)
8(a)	—	Administration Agreement between Registrant and Fund Asset Management.(2)
8(b)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.(2)
8(c)	—	License Agreement relating to Use of Name among Mercury Advisors, Mercury Asset Management Group Ltd. and Registrant.(1)
8(d)	—	Administrative Services Agreement between Registrant and State Street Bank and Trust Company(7)
9	—	Opinion and consent of Shearman & Sterling, counsel for Registrant.(9)
10(a)	—	Consent of Deloitte & Touche LLP, independent auditors for Registrant.(9)
11	—	None.
12	—	Certificate of Fund Asset Management.(2)
13(a)	—	Amended and Restated Class A Distribution Plan.(4)
13(b)	—	Amended and Restated Class B Distribution Plan.(3)
13(c)	—	Amended and Restated Class C Distribution Plan.(3)
14(a)	—	Rule 18f-3 Plan.(1)
14(b)	—	Power of Attorney for Officers, Directors and Trustees.(5)
15	—	Not Applicable.
16	—	Code of Ethics.(4)

(1)	Incorporated by reference to identically numbered exhibit (except for exhibit number 14(a) which is incorporated by reference to exhibit number 15(a)) to Registrant’s initial Registration Statement on Form N-1A filed on October 30, 1998 (File No. 333-66481).

(2)	Incorporated by reference to identically numbered exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 4, 1998 (File No. 333-66481).

(3)	Incorporated by reference to identically numbered exhibit to Pre-Effective Amendment No. 1 to Mercury Select Growth Fund of Mercury Funds, Inc.’s Registration Statement on Form N-1A filed on April 28, 2000 (File No. 333-32242).

(4)	Incorporated by reference to identically numbered exhibit to Post-Effective Amendment No. 2 to Mercury International Fund of Mercury Funds, Inc.’s Registration Statement on Form N-1A filed on September 12, 2000 (File No. 333-56203).

(5)	Incorporated by reference to exhibit number 14(c) to Pre-Effective Amendment No. 1 to Mercury Select Growth Fund of Mercury Funds, Inc.’s Registration Statement on Form N-1A filed on April 28, 2000 (File No. 333-32242).

(6)	Incorporated by reference to identically numbered exhibit to Post-Effective Amendment No. 1 to Mercury Select Growth Fund of Mercury Funds, Inc.’s Registration Statement on Form N-1A filed on January 9, 2001 (File No. 333-32242).

(7)	Incorporated by reference to exhibit number 8(c) to Post-Effective Amendment No. 20 to Merrill Lynch Growth Fund’s Registration Statement on Form N-1A filed on February 16, 2001 (File No. 33-10794).

(8)	Incorporated by reference to identically numbered exhibit to Post-Effective Amendment No. 3 to Mercury Pan-European Growth Fund of Mercury Funds, Inc.’s Registration Statement on Form N-1A filed on September 7, 2001 (File No. 333-56205).

(9)  Filed herewith.

Item 24.  Persons Controlled By or Under Common Control with Registrant.

      Mercury Master Trust has sold interests of its series, Mercury Master U.S. Large Cap Portfolio to the Registrant. Therefore, the Mercury Master U.S. Large Cap Portfolio of Mercury Master Trust is controlled by the Registrant.

Item 25.  Indemnification.

      Reference is made to Article V of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws and Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

      Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination by special legal counsel in a written opinion or the vote of a quorum of the directors who are neither “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“non-party independent directors”), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the Maryland General Corporation Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

      The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

      In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.

      Set forth below is a list of each executive officer and partner of the Investment Adviser, indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since May 1999 for his, her or its own account or in the capacity of director, officer, partner or trustee.

Other Substantial Business,
Name	Position(s) with Investment Adviser	Profession, Vocation or Employment

Peter John Gibbs	Chairman and Chief Executive Officer	Director of Mercury Asset Management International Channel Islands Ltd.; Director Merrill Lynch Asset Management UK Limited; Director Merrill Lynch Global Asset Management Limited; Member/ Supervisory Board Merrill Lynch Investment Managers Kapitalanlagegesellschaft mbH, Taunusanlage 11, Frankfurt-am- Main, D-60329, Germany; Director Merrill Lynch Investment Managers Limited; Director Munich London Investment Management Ltd.

Carol Consuelo Brooke	Deputy Chairman	Director Merrill Lynch (UK) Pension Plan Trustees Limited; Director Munich London Investment Management Ltd.; Director Benenden School (Kent) Ltd., Cranbrook, Kent TN17 4AA

Simon G.B. Miles	Director	None

Other Substantial Business,
Name	Position(s) with Investment Adviser	Profession, Vocation or Employment

Bernadette Lewis	Assistant Secretary	Assistant Secretary of all of the following: Merrill Lynch Europe PLC: Merrill Lynch Investment Managers Executor & Trustee Co. Limited; Merrill Lynch Investment Managers Limited; Merrill Lynch Investment Managers Group Services Limited; Merrill Lynch Investment Managers Holdings Limited; Merrill Lynch Investment Managers No. 1 Limited; Merrill Lynch Investment Managers No. 2 Limited; ML Invest Holdings Limited; MLIS Limited; Munich London Investment Management Limited; Smith Bros (Services & Leasing) Limited.

Debra Anne Searle	Secretary	Secretary of Merrill Lynch Investment Managers Limited; Secretary of Merrill Lynch Investment Managers Group Limited. Further details below

John Eric Nelson	Director	None

      Set forth below is a list of the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee. The address of each, unless otherwise stated is 33 King William Street, London EC4R 9AS.

      Ms. Searle serves as officer of the following companies:

      33 King William Street Ltd.; Forum House Limited, 22 Grenville Street, St. Helier, Jersey JE4 8PX; Grosvenor Alternate Partner Limited; Grosvenor Ventures Limited; Mercury Asset Management Group Limited Services Ltd.; Mercury Asset Management Ltd.; Mercury Asset Management Pension Trustee Co. Ltd.; Mercury Fund Managers Limited; Mercury Investment Management Limited; Mercury Life Limited; Mercury Private Equity Holdings Limited; Mercury Private Equity MUST 3 Limited; Merrill Lynch Asset Management U.K. Limited; Merrill Lynch Financial Services Limited, The Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland; Merrill Lynch Fund Managers Limited; Merrill Lynch Group Holdings Limited, The Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland; Merrill Lynch Investment Managers (Finance) Limited; Merrill Lynch Investment Managers Employee Trust Co. Limited; Merrill Lynch Investment Managers Executor & Trustee Co. Limited; Merrill Lynch Investment Managers Group Limited; Merrill Lynch Investment Managers Group Services Limited; Merrill Lynch Investment Managers Holdings Limited; Merrill Lynch Investment Managers Limited; Merrill Lynch Investment Managers No. 1 Limited; Merrill Lynch Investment Managers No. 2 Limited; Merrill Lynch Israel Limited; Asrieli Centre, 132 Petach Tikvah Road, Tel Aviv, Israel; Merrill Lynch Pensions Limited; Merrill Lynch Pensions Nominees Limited; Merrill Lynch, Pierce Fenner & Smith (Hellas) S.A., 120 Vas Sophias Avenue, Athens 11526, Greece; ML Europe Property Ltd., PO Box 11649 Grand Cayman, Cayman Islands, BWI; Munich London Investment Management Ltd.; Seligman Trust Limited; Wimco Nominees Ltd.

      The address of each of the following is Ropemaker Place, 25 Ropemaker Street, London, EC2Y 9LY, England;

      Ms. Searle also serves as officer of the following companies:

      Benson Nominees Limited; CPW Limited; Capital Markets; Chetwynd Nominees Limited; Citygate Nominees Limited; Fiduciary Services (UK) Limited; Herzog Heine Geduld International Limited; Mercury Investment Services Ltd.; Merrill Lynch (UK) Pension Plan Trustees Limited; Merrill Lynch Equities Limited; Merrill Lynch Europe Funding; Merrill Lynch Europe PLC; Merrill Lynch Gilts (Nominees) Limited; Merrill Lynch Gilts Holdings Limited; Merrill Lynch Gilts Limited; Merrill Lynch Global Asset Management Limited; Merrill Lynch Holdings Limited; Merrill Lynch International; Merrill Lynch International Bank Limited; Merrill Lynch Investment Services Limited; Merrill Lynch Limited; Merrill Lynch Nominees Limited; Merrill Lynch Participations (UK) Limited; Merrill Lynch Private Capital Limited; Merrill Lynch, Pierce, Fenner & Smith (Brokers & Dealers) Limited; Merrill Lynch, Pierce, Fenner & Smith Limited; Mership Nominees Limited; ML Invest Holdings Limited; ML Invest Limited (in voluntary liquidation); MLIS Limited; NY Nominees Limited; Paramount Nominees Limited; Prismbond Limited; RNML Limited; SNC Nominees Limited; Sealion Nominees Limited; Smith Bros (Services & Leasing) Limited; Smith Bros Limited; Smith Bros. Nominees Limited; Smith Bros. Participations Limited; SNC Corporate Finance Limited; SNC Financial Services; SNC International (Holdings) Limited; SNC Securities; SNCS Limited; Story Saver Limited.

      Set forth below is a list of each executive officer and director of Fund Asset Management, L.P. (“FAM”) indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since May 1999 for his, her or its own account or in the capacity of director, officer, partner or trustee.

Other Substantial Business,
Name	Position(s) with FAM	Profession, Vocation or Employment

ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of Merrill Lynch Investment Managers L.P. (“MLIM”)

Princeton Services	General Partner	General Partner of MLIM

Jeffrey M. Peek	President	President of MLIM; President and Director of Princeton Services, Inc. (“Princeton Services”); Executive Vice President of ML & Co.; Managing Director and Co-Head of the Investment Banking Division of Merrill Lynch in 1997

Terry K. Glenn	Chairman (America’s Region)	President, Merrill Lynch Mutual Funds; Executive Vice President and Director of Princeton Services; President and Director of FAM Distributors, Inc. (“FAMD”); Director of Financial Data Services, Inc.; President of Princeton Administrators, L.P. (“Princeton Administrators”)

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President and Treasurer of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Other Substantial Business,
Name	Position(s) with FAM	Profession, Vocation or Employment

Robert C. Doll, Jr.	Co-Head (America’s Region) and Senior Vice President	Co-Head (America’s Region) and First Vice President of MLIM; Senior Vice President of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Vincent R. Giordano	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services

Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Mary E. Taylor	Co-Head (America’s Region)	Co-Head (America’s Region) of FAM; Senior Vice President of ML & Co.

      Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the following three paragraphs and Messrs. Doll and Giordano are officers of one or more of such companies.

      FAM acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Merrill Lynch Funds for Institutions Series, Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc., Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New

York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Quantitative Master Series Trust, and Senior High Income Portfolio, Inc.

      MLIM acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Small Cap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., The Asset Program, Inc. and The S&P 500® Protected Equity Fund, Inc.; and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

      Merrill Lynch Investment Managers International Limited, doing business as Mercury Advisors (“Mercury Advisors”) acts as the investment adviser for the following open-end registered investment companies: Mercury Master Global Balanced Portfolio of Mercury Master Trust (the “Trust”); Mercury Master International Portfolio of the Trust; Mercury Master Pan-European Growth Portfolio of the Trust; Mercury Master U.S. Large Cap Portfolio of the Trust; Mercury Master U.S. Small Cap Growth Portfolio of the Trust; and Mercury Master Select Growth Portfolio of the Trust.

      The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLIM, Princeton Services and Princeton Administrators is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAMD is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 27.  Principal Underwriters.

      (a)  FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master MidCap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Master Trust, Quantitative Master Series Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD also acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Internet Strategies Fund, Inc., Mercury Large Cap Series Funds, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Premier Growth Fund, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Merrill Lynch Large Cap Growth Focus Fund of

Mercury V.I. Funds, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

      (b)  Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

	(2)	(3)
(1)	Position(s) and Office(s)	Position(s) and Office(s)
Name	with FAMD	with Registrant

Terry K. Glenn	President and Director	Executive Vice President and Director

Michael G. Clark	Treasurer and Director	None

Thomas J. Verage	Director	None

Michael J. Brady	Vice President	None

William M. Breen	Vice President	None

Donald C. Burke	Vice President	Vice President and Treasurer

James T. Fatseas	Vice President	None

Debra W. Landsman-Yaros	Vice President	None

William Wasel	Vice President	None

Robert Harris	Secretary	None

Item 28.  Location of Accounts and Records.

      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of:

      (1)  the registrant, Mercury Funds, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536;

      (2)  the transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484;

      (3)  the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109;

      (4)  the investment adviser, Mercury Advisors, 33 King William Street, London EC4R 9AS, England; and

      (5)  the sub-adviser and administrator, Fund Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Item 29.  Management Services.

      Other than as set forth under the caption “Management of the Fund” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not party to any management-related service contract.

Item 30.  Undertakings.

      None.

SIGNATURES

      Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 14th day of September, 2001.

MERCURY U.S. LARGE CAP FUND OF
MERCURY FUNDS, INC.

(Registrant)

By:	/s/ TERRY K. GLENN

Terry K. Glenn

(Executive Vice President and Director)

      Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

JEFFREY M. PEEK* (Jeffrey M. Peek)	President and Director (Principal Executive Officer)

TERRY K. GLENN* (Terry K. Glenn)	Executive Vice President and Director

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

DAVID O. BEIM* (David O. Beim)	Director

JAMES T. FLYNN* (James T. Flynn)	Director

W. CARL KESTER* (W. Carl Kester)	Director

KAREN P. ROBARDS* (Karen P. Robards)	Director

* This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

*By: /s/ TERRY K. GLENN (Terry K. Glenn, Attorney-in-Fact)		September 14, 2001

SIGNATURES

      Mercury Master Trust has duly caused this registration statement of Mercury U.S. Large Cap Fund of Mercury Funds, Inc. to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro and State of New Jersey on the 14th day of September, 2001.

MERCURY MASTER TRUST

By:	/s/ TERRY K. GLENN

Terry K. Glenn

(Executive Vice President and Trustee)

      This registration statement of Mercury U.S. Large Cap Fund of Mercury Funds, Inc., has been signed below by the following persons in the capacities and on date indicated.

Signatures	Title	Date

JEFFREY M. PEEK* (Jeffrey M. Peek)	President and Trustee (Principal Executive Officer)

TERRY K. GLENN* (Terry K. Glenn)	Executive Vice President and Trustee

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

DAVID O. BEIM* (David O. Beim)	Trustee

JAMES T. FLYNN* (James T. Flynn)	Trustee

W. CARL KESTER* (W. Carl Kester)	Trustee

KAREN P. ROBARDS* (Karen P. Robards)	Trustee

* This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

*By /s/ TERRY K. GLENN (Terry K. Glenn, Attorney-in-Fact)		September 14, 2001

INDEX TO EXHIBITS

Exhibit
Number			Description

9		—	Opinion and Consent of Shearman & Sterling, counsel for Registrant.
10(	a)	—	Consent of Deloitte & Touche LLP, independent auditors for Registrant.